EXHIBIT 23


                                                               December 12, 2002

Central Asian Industrial Holdings N.V.
3rd Floor, Broughton House
6 - 8 Sackville Street
London  W1S 3DG
United Kingdom

Attention:  Askar M. Alshinbaev
            Managing Director

-and-

Hurricane Hydrocarbons Ltd.
Suite 1460
Sun Life Plaza, North Tower
140 - 4 Avenue S.W.
Calgary AB  T2P 3N3

Attention:  Nicholas Gay
            Senior Vice President Finance and Chief Financial Officer

Dear Sirs:

     We understand that Central Asian Industrial Holdings N.V. (the "Selling Shareholder") is the beneficial owner of 22,112,722 Class A Common Shares of Hurricane Hydrocarbons Ltd. (the "Corporation") and that an indirect wholly-owned subsidiary of the Selling Shareholder is the beneficial owner of 1,653,703 Class A Common Shares of the Corporation. We further understand that the Selling Shareholder proposes to sell 8,000,000 Class A Common Shares of the Corporation owned by it (the "Firm Shares"), as set forth herein.

     Based upon the foregoing and subject to the terms and conditions set forth herein, CIBC World Markets Inc. and BMO Nesbitt Burns Inc. (the "Underwriters") hereby severally, and not jointly, offer to purchase from the Selling Shareholder, in the respective percentages hereinafter mentioned, and by its acceptance hereof the Selling Shareholder hereby agrees to sell to the Underwriters, at the Closing Time (as hereinafter defined), all but not less than all of the Firm Shares at a purchase price of Cdn. $13.85 per share.

     Upon and subject to the terms and conditions contained herein, the Selling Shareholder hereby grants to the Underwriters an option (the "Over-Allotment Option") to purchase up to an additional 800,000 Common Shares of the Corporation (the "Option Shares") to cover over-allotments, if any, in the sale of the Firm Shares. The Over-Allotment Option may be exercised in whole or in part at any one time prior to 5:00 p.m., Toronto time, on the 30th day after the Closing Date by written notice from CIBC World Markets Inc. on the Underwriters' behalf to the Selling Shareholder (with a copy to the Corporation), setting forth the aggregate number of Option Shares to be purchased. If the Over-Allotment Option is exercised, the Option Shares shall be purchased by the Underwriters, severally and not jointly, in the same proportion as their respective obligations to purchase the Firm Shares as set forth in section 17.1 hereof. Option

Shares may be purchased by the Underwriters only for the purpose of satisfying over-allotments made in connection with the sale of the Firm Shares.

     In consideration of the agreement of the Underwriters to purchase the Firm Shares and to offer them to the public, and in consideration of the services rendered and to be rendered by the Underwriters in connection therewith, the Selling Shareholder agrees to pay to the Underwriters, at the Closing Time, the Underwriting Fee (as defined below).

                              Terms and Conditions

     The following are the terms and conditions of the agreement among the Selling Shareholder, the Corporation and the Underwriters:

1.   Definitions

1.1 Where used in this Agreement, the following terms shall have the following meanings:

     (a) "this Agreement", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to the agreement resulting from the acceptance by the Selling Shareholder and the Corporation of this offer and not to any particular paragraph or other portion of this Agreement;

     (b) "business day" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in Toronto or New York;

     (c)  "Canadian  PREP  Prospectus"  means  the  final  short  form base PREP prospectus, in the English and the French languages, of the Corporation dated December 12, 2002, relating to the offering of the Offered Shares as filed with the Securities Commissions, including the documents incorporated or deemed to be incorporated therein by reference, which prospectus omitted pricing information in accordance with the PREP Procedures;

     (d) "Canadian Securities Laws" means, collectively, the applicable securities laws of each of the provinces of Canada and the respective regulations, rules, instruments, rulings and orders made thereunder and the applicable policy statements issued by the Securities Commissions thereunder;

     (e) "Canadian Prospectus" means the Canadian PREP Prospectus modified to include the pricing information relating to the offering of the
          Offered Shares, to be prepared and filed with the Securities Commissions in accordance with the PREP Procedures;

     (f) "Closing Date" means December 18, 2002, or such later date as may be agreed to in writing by the Selling Shareholder and the Underwriters but, in any event, such date shall be no later than January 23, 2003;

     (g) "Closing Time" means 9:00 am. (Toronto time) on the Closing Date (or, if the context so requires, on the Option Closing Date), or such other time on such date as may be agreed to in writing by the Selling Shareholder and the Underwriters;

     (h) "Common Shares" means the Class A Common Shares in the capital of the Corporation;

     (i)  "Corporation"   means  Hurricane   Hydrocarbons  Ltd.,  a  corporation
          incorporated under the Business Corporations Act (Alberta);

     (j) "Corporation Excluded Matters" means Selling Shareholder Matters and information or statements in the Prospectuses relating solely to the Underwriters;

     (k) "distribution" means distribution or distribution to the public, as the case may be, for the purposes of the Securities Laws or any of them;

     (l) "Financial Statements" means (i) the audited consolidated comparative financial statements of the Corporation for the years ended December 31, 2001 and 2000, and (ii) the unaudited consolidated comparative financial statements of the Corporation for the nine months ended September 30, 2002 and 2001, incorporated by reference in the Prospectuses;

     (m) "Kazakhstan Subsidiaries" means Hurricane Kumkol Munai OJSC and Hurricane Oil Products OJSC;

     (n) "Material Adverse Effect" means any material adverse effect on the business, operations or condition (financial or otherwise) of the Corporation and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business;

     (o) "material change", "material fact" and "misrepresentation" have the meanings attributed thereto under applicable Securities Laws;

     (p) "Mutual Reliance Review System" means the mutual reliance review system provided for under National Policy 43-201 of the Canadian Securities Administrators;

     (q)  "NASD" means The National Association of Securities Dealers, Inc.;

     (r)  "Offered Shares" means the Firm Shares and the Option Shares;

     (s)  "Option Closing Date" has the meaning specified in section 7.2;

     (t) "PREP Procedures" means the rules and procedures established pursuant to National Instrument 44-103 of the Canadian Securities
          Administrators for the pricing of securities in certain prospectus offerings after a receipt has been obtained for the prospectus;

     (u) "PREP Prospectuses" means the Canadian PREP Prospectus and the U.S. PREP Prospectus;

     (v)  "Prospectus   Amendment"   means  an   amendment   to  either  of  the
          Prospectuses;

     (w)  "Prospectuses" means the Canadian Prospectus and the U.S. Prospectus;

     (x) "Registration Statement" means the registration statement on Form F-10 (File No. 333-101582) for the registration of the Offered Shares under the U.S. Securities Act, including the exhibits thereto and the documents incorporated by reference therein as amended at the date on which such registration statement became effective;

     (y)  "SEC" means the United States Securities and Exchange Commission;

     (z) "Securities Commissions" means the securities commissions or similar securities regulatory authorities in each of the provinces of Canada;

     (aa) "Securities Laws" means the Canadian Securities Laws and the U.S. Securities Laws;

     (bb) "Selling Firms" means the Underwriters and other investment dealers and brokers with which the Underwriters have a contractual relationship for the distribution of the Offered Shares, including the United States registered broker-dealer affiliates of the Underwriters through whom the Offered Shares are to be offered and sold in the United States;

     (cc) "Selling Shareholder Matters" means

          (i)  the first paragraph on the face of the Prospectuses;

         (ii)  the section in the Prospectuses entitled "Selling Shareholder";

        (iii)  the   section   in   the   Prospectuses    entitled    "Principal
               Shareholders", insofar as it relates to the Selling Shareholder;

         (iv) the first, second and third paragraphs, and the sixth and seventh paragraphs, insofar as the sixth and seventh paragraphs relate to the Selling Shareholder, in the section in the Prospectuses entitled "Plan of Distribution"; and

          (v) the section in the Prospectuses entitled "Enforceability of Certain Civil Liabilities", insofar as it relates to the Selling Shareholder;

     (dd) "Short Form Prospectus System" means the short form prospectus system and procedures for the distribution of securities of certain issuers established pursuant to National Instrument 44-101 of the Canadian Securities Administrators;

     (ee) "subsidiary"   has  the  meaning  ascribed  thereto  in  the  Business
          Corporations Act (Alberta);

     (ff) "Supplementary Material" means, collectively, any Prospectus Amendment and any ancillary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Corporation under the Securities Laws;

     (gg) "Underwriting Fee" means the fee to be paid to the Underwriters under this Agreement of Cdn. $0.6925 per Offered Share purchased by the Underwriters;

     (hh) "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

     (ii) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

     (jj) "U.S. PREP Prospectus" means the Canadian PREP Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC included in the Registration Statement at the date on which such Registration Statement became effective;

     (kk) "U.S. Prospectus" means the Canadian Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC, to be prepared and filed with the SEC pursuant to General Instruction II.L. of Form F-10;

     (ll) "U.S. Securities Act" means the United States Securities Act of 1933, as amended; and

     (mm) "U.S. Securities Laws" means all of the applicable federal and state securities laws and regulations of the United States, including without limitation the U.S. Securities Act, the U.S. Exchange Act and the respective rules and regulations of the SEC thereunder.

2.   Qualification and Offering for Sale

2.1 The Corporation represents and warrants to the Selling Shareholder and the Underwriters that:

     (a) the Corporation is eligible to make use of the Short Form Prospectus System and the PREP Procedures for the distribution of the Offered Shares;

     (b) the Corporation has filed the Canadian PREP Prospectus (in the English and French languages, as appropriate) with the Securities Commissions and has obtained a final MRRS Decision Document from the Alberta Securities

          Commission (as the principal regulator) confirming that a final receipt has been issued by each of the Securities Commissions;

     (c) the Corporation has fulfilled all requirements to be fulfilled by the Corporation, including the filing of the Canadian PREP Prospectus and all continuous disclosure materials required to be filed pursuant to applicable Canadian Securities Laws but excluding the preparation and filing of the Canadian Prospectus, to enable the Offered Shares to be offered for sale and sold to the public in all provinces of Canada through registrants who have complied with the relevant provisions of applicable Canadian Securities Laws;

     (d) the Corporation meets the general eligibility requirements for use of Form F-10 under the U.S. Securities Act;

     (e) the Registration Statement has become effective under the U.S. Securities Act, and at the time the Registration Statement became effective:

          (i) the Corporation had received a final MRRS Decision Document from the Alberta Securities Commission pursuant to the Mutual Reliance Review System confirming that a final receipt has been issued by each of the Securities Commissions;

         (ii) the U.S. PREP Prospectus conformed to the Canadian PREP Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC;

        (iii) the Registration Statement and any amendments or supplements thereto complied in all material respects with the requirements of the U.S. Securities Act and the rules and regulations of the SEC thereunder; and

         (iv) the Corporation had filed with the SEC an appointment of agent for service of process upon the Corporation on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X");

     (f) TOO Deloitte & Touche, who are reporting upon the audited financial statements and schedules of the Corporation incorporated by reference in the Registration Statement, are not disqualified from being auditors of the Corporation pursuant to the provisions of the Business Corporations Act (Alberta) or Canadian Securities Laws and are independent chartered accountants as required by the U.S. Securities Act and the rules and regulations thereunder.

2.2  The Corporation shall:

     (a) forthwith prepare the Prospectuses in form satisfactory to the Selling Shareholder and the Underwriters, acting reasonably, and in compliance with all applicable Securities Laws including, without limitation, the PREP Procedures;

     (b) file the Canadian Prospectus, along with all other documents required under applicable Canadian Securities Laws to be filed therewith, with the Securities Commissions forthwith, and in any event within two business days of the date of this Agreement, including the filing of a French language version of the Canadian Prospectus in the province of Quebec; and

     (c) file the U.S. Prospectus, along with all other documents required under applicable U.S. Securities Laws to be filed therewith, with the SEC forthwith, and in any event within two business days of the date of this Agreement in accordance with the requirements of General Instruction II.L of Form F-10.

2.3 The Corporation shall, in cooperation with the Underwriters, take such action as the Underwriters may reasonably request to qualify the Offered Shares for offering and sale under the applicable Securities Laws of such states of the United States as the Underwriters may designate and maintain such qualifications in effect for so long as shall be necessary to effect the distribution of the Offered Shares as contemplated hereby; provided, however, that with respect to state securities law qualifications the Corporation shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subjected.

2.4 Until the distribution of the Offered Shares shall have been completed, the Corporation shall promptly take or cause to be taken all additional steps and proceedings that from time to time may be required under the Securities Laws to continue to qualify the Offered Shares for distribution in all of the provinces of Canada and in the United States or, in the event that the Offered Shares have, for any reason, ceased so to qualify, to again qualify the Offered Shares.

2.5 The Corporation will notify the Underwriters promptly, and confirm the notice in writing:

     (a) when any post-effective amendment to the Registration Statement shall have been filed with the SEC or shall have become effective, and when any supplement to the Canadian Prospectus or the U.S. Prospectus or any Prospectus Amendment shall have been filed;

     (b) of the receipt of any comments from any Securities Commission or the SEC;

     (c) of any request by any of the Securities Commissions to amend or supplement the Canadian Prospectus or for additional information or of any request by the SEC to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information;

     (d) of the issuance by any of the Securities Commissions or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Offered Shares or the trading in any securities of the Corporation (collectively "Canadian Suspension Orders"), or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any such purpose; and

     (e) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the offering or sale of the Offered Shares in any jurisdiction or of the trading in any securities of the Corporation (collectively "U.S. Suspension Orders"), or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any such purpose.

2.6 The Corporation will use every reasonable effort to prevent the issuance of any Canadian Suspension Order or U.S. Suspension Order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

2.7 The Corporation will not at any time file or make any amendment to the Registration Statement or any Prospectus Amendment of which the Underwriters shall not have previously been advised and furnished a copy, or to which the Underwriters shall have objected, acting reasonably.

2.8 The Corporation will file in a timely manner such reports pursuant to the U.S. Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the U.S. Securities Act and the regulations thereunder.

2.9 In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Shareholder will deliver to the Underwriters prior to or at the Closing Time a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

3.   Delivery of Prospectuses and Related Opinions and Certificates

3.1 The Corporation shall cause to be delivered to the Selling Shareholder and the Underwriters:

     (a) as soon as they are available, copies of the Canadian Prospectus in the English and French languages as filed with the relevant Securities Commissions;

     (b) as soon as they are available, copies of the U.S. Prospectus and the Registration Statement as filed with the SEC, including copies of all exhibits and documents filed therewith which have not previously been delivered to the Selling Shareholder and the Underwriters;

     (c) as soon as they are available, copies of any Prospectus Amendment signed as required by the Securities Laws and any amendment to the Registration Statement and including in each case, copies of any exhibits, documents or information filed therewith or incorporated by reference therein which have not previously been delivered to the Selling Shareholder and the Underwriters;

     (d) at the time of delivery of the Canadian Prospectus or any Prospectus Amendment, as the case may be, to the Selling Shareholder and the Underwriters pursuant to section 3.1 (a) or (c) hereof, in each case in the French language:

          (i) an opinion of the Corporation's counsel in Quebec, addressed to the Selling Shareholder and the Underwriters and dated the date of the Canadian Prospectus or Prospectus Amendment, as the case may be, in form and substance acceptable to the Selling Shareholder and the Underwriters, acting reasonably, to the effect that the French language version of such document and of any documents incorporated by reference therein (except for any financial statements and financial information which are the subject of the opinions of the Corporation's auditors, as to which no opinion need be expressed by Quebec counsel) is in all material respects a complete and proper translation of the English language version thereof and is not susceptible of any materially different interpretation; and

         (ii) an opinion of the Corporation's auditors addressed to the Selling Shareholder and the Underwriters and dated the date of the Canadian Prospectus or the Prospectus Amendment, as the case may be, in form and substance satisfactory to the Selling Shareholder and the Underwriters, acting reasonably, to the effect that the French language version of the financial statements and financial information set forth therein or incorporated therein by reference and as to which no opinion has been expressed by Quebec counsel is in all material respects a true and accurate translation of the English language version thereof; and

     (e) at the time of delivery of the Prospectuses or any Prospectus Amendment or amendment to the Registration Statement, as the case may be, to the Selling Shareholder and the Underwriters pursuant to section 3.1(a), (b) or (c) hereof, a comfort letter from the Corporation's auditors addressed to the Underwriters and dated the date of the Prospectuses or the Prospectus Amendment or amendment to the Registration Statement, as the case may be, in form and substance satisfactory to the Selling Shareholder and the Underwriters, acting reasonably, relating to the verification of certain of the financial information and statistical and accounting data relating to the Corporation contained in such document, or incorporated by reference therein, which comfort letter shall be based on a review having a cut-off date not more than two business days prior to the date of such letter. Such letter shall state that such auditors are independent public accountants within the meaning of the U.S. Securities Act and the rules and regulations thereunder, and that in their opinion the audited financial statements of the Corporation included or incorporated in the Registration Statement and the U.S. Prospectus have been reconciled to U.S. generally accepted accounting principles in accordance with the U.S. Securities Act and rules and regulations thereunder, including the requirements of Form F-10, applied on a consistent basis throughout the periods involved.

3.2 The Corporation shall deliver to the Underwriters, as soon as practicable and in any event not later than noon (local time) on December 16, 2002:

     (a) at offices in Toronto and Montreal, the number of commercial copies of the Canadian Prospectus; and

     (b) at offices in the City of New York, the number of commercial copies of the U.S. Prospectus;

     as the Underwriters have specified to the Corporation on or before the date hereof.

3.3 The Corporation shall from time to time deliver to the Underwriters as soon as practicable at the offices in Toronto, Montreal and New York designated by the Underwriters the number of copies of documents incorporated, or containing information incorporated, by reference in the Prospectuses, and of any Prospectus Amendment, which the Underwriters may from time to time reasonably request.

3.4 Each delivery of the Canadian Prospectus or any Prospectus Amendment for the Canadian Prospectus by the Corporation to the Underwriters shall constitute:

     (a) the Corporation's representation and warranty to the Underwriters and the Selling Shareholder that, at the respective times of such delivery:

          (i) the information and statements contained therein (including the documents incorporated by reference), except Selling Shareholder Matters and information or statements relating solely to the Underwriters, are true and correct in all material respects, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Corporation and its subsidiaries considered as a whole and to the Offered Shares; and

         (ii)  such  document   complies  in  all  material  respects  with  the
               Securities Laws;

     (b) the Selling Shareholder's representation and warranty to the Underwriters and the Corporation that, at the respective times of such delivery, the Selling Shareholder Matters contained therein are true and correct in all material respects and contain no misrepresentation; and

     (c) consent by the Selling Shareholder and the Corporation to the use by the Underwriters and other Selling Firms (if any) of such documents in connection with the distribution of the Offered Shares for sale in all of the provinces of Canada and elsewhere outside the United States, subject to the Canadian Securities Laws and applicable securities laws in other jurisdictions in which such documents may be used and subject to compliance with this Agreement.

3.5  The  Corporation   hereby   represents,   warrants  and  covenants  to  the
     Underwriters and the Selling Shareholder:

     (a) with respect to the Registration Statement and any amendment thereto, that, at the date of effectiveness of the Registration Statement and the date of effectiveness of any amendment thereto, the Registration Statement and any such amendment (except for any information and statements constituting Selling Shareholder Matters or information or statements relating solely to the Underwriters) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be contained in the Registration Statement or any amendment thereto or that is necessary to make the statements therein not misleading;

     (b) with respect to the U.S. Prospectus and any Prospectus Amendment, that, at the respective dates thereof and at the Closing Time, such document (except for any information and statements constituting Selling Shareholder Matters or information or statements relating solely to the Underwriters) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (c) each document filed or to be filed with any of the Securities Commissions and incorporated or deemed to be incorporated by reference in the Canadian Prospectus complied or will comply when so filed and at the Closing Time in all material respects with applicable Canadian Securities Laws; and

     (d) the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were or will be filed with the SEC, complied or will comply when so filed and at the Closing Time in all material respects with applicable U.S. Securities Laws.

3.6 The Selling Shareholder hereby represents, warrants and covenants to the Underwriters and the Corporation:

     (a) with respect to the Registration Statement and any amendment thereto, that, at the date of effectiveness of the Registration Statement and the date of effectiveness of any amendment thereto, the Selling Shareholder Matters contained in the Registration Statement and any such amendment did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be contained in the Registration Statement or any amendment thereto or that is necessary to make the statements therein not misleading; and

     (b) with respect to the U.S. Prospectus and any Prospectus Amendment, that, at the respective dates thereof and at the Closing Time, the Selling Shareholder Matters contained in such document did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.   Distribution and Certain Obligations of the Underwriters

4.1 The Underwriters shall offer the Offered Shares for sale to the public directly and through other Selling Firms upon the terms and conditions set forth in the Prospectuses and this Agreement. The Underwriters shall comply, and shall require each of the other Selling Firms to comply, with all applicable laws and regulations in each jurisdiction into and from which they may offer or sell the Offered Shares.

4.2 The Underwriters shall use their reasonable commercial efforts (taking into account the respective interests of the Selling Shareholder, the Corporation and the Underwriters) to complete, and to cause the Selling Firms to complete, the distribution of the Offered Shares as soon as possible after the Closing Time.

4.3 The Underwriters shall notify the Corporation and the Selling Shareholder promptly when, in the Underwriters' opinion, the distribution of the Offered Shares has been completed and provide the Corporation and the Selling Shareholder in writing with a breakdown of the number of Offered Shares distributed in each of the provinces of Canada where such breakdown is required for the purpose of calculating fees payable to the Securities Commission in such province.

4.4 For the purposes of this section 4, the Underwriters shall be entitled to assume that the Offered Shares are qualified for distribution in all provinces of Canada and registered under federal U.S. Securities Laws unless the Underwriters receive notice to the contrary from the Corporation or any applicable securities regulatory authority.

4.5 An Underwriter shall not be liable to the Selling Shareholder or the Corporation under this section with respect to a default by another Selling Firm if the Underwriter is not also in default.

5.   Material Changes

5.1 During the period from the date hereof to the completion of the distribution of the Offered Shares, the Selling Shareholder, in relation to the Selling Shareholder Matters, and the Corporation, in relation to all other information (other than information or statements relating solely to the Underwriters), shall promptly notify the Underwriters in writing of the full particulars of:

     (a) any change (actual, contemplated or threatened) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Corporation or its subsidiaries;

     (b) any change in any matter covered by a statement contained or incorporated by reference in the Canadian Prospectus, the Registration Statement, the U.S. Prospectus or any Prospectus Amendment; or

     (c)  the occurrence of any other fact or event;

     which change, fact or event:

          (i) is, or may be, of such a nature as to render the Canadian Prospectus or any Prospectus Amendment to the Canadian Prospectus misleading or untrue in any material respect or would result in any of such documents containing a misrepresentation or which would result in any of such documents not complying with the Canadian Securities Laws or which would reasonably be expected to have a significant effect on the market price or value of any securities of the Corporation, or

         (ii) results in it being necessary to amend the Registration Statement or to amend or supplement the U.S. Prospectus in order that the U.S. Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the case of the Registration Statement, not misleading, and in the case of the U.S. Prospectus, in the light of the circumstances under which such statements are made, not misleading, or makes it necessary to amend or supplement the Registration Statement or the U.S. Prospectus to comply with the requirements of the U.S. Securities Act and the published rules and regulations thereunder.

     The Selling Shareholder or the Corporation, as applicable, shall in good faith discuss with the Underwriters any change, fact or event (actual or proposed within its knowledge) which is of such a nature that there is reasonable doubt whether notice need be given to the Underwriters pursuant to this section and, in any event, prior to making any filing referred to in section 5.2.

5.2 The Corporation shall comply with subsection 115(1) of the Securities Act (Alberta) and with the comparable provisions of the other Securities Laws, and the Corporation shall prepare and file promptly any required amendment to the Prospectuses, the Registration Statement or any Supplementary Material which may be necessary or advisable and will otherwise comply with all legal requirements necessary to continue to qualify the Offered Shares for distribution in each of the provinces of Canada for the period of distribution of the Offered Shares and to register the Offered Shares under the U.S. Securities Laws. The Corporation shall allow the Selling Shareholder and the Underwriters and their respective counsel to participate fully in the preparation of any Prospectus Amendment, any amendment to the Registration Statement and any amendment to any Supplementary Material and shall allow the Underwriters and their counsel to conduct all due diligence investigations which the Underwriters may reasonably require in order to fulfil their obligations as Underwriters and in order to enable the Underwriters responsibly to execute the certificate required to be executed by them in any Prospectus Amendment.

5.3 During the period from the date hereof until completion of the distribution of the Offered Shares, the Corporation shall provide to the Underwriters and the Selling Shareholder on a timely basis, for review by the Underwriters and the Selling Shareholder and their counsel prior to filing, any proposed document, including without limitation any annual information form, material change report or information circular, which may be deemed to be incorporated by reference in either of the Prospectuses, the Registration Statement or any Prospectus Amendment.

6.   Representations and Warranties

6.1 The Selling Shareholder represents and warrants to the Underwriters and the Corporation, and acknowledges that the Underwriters and the Corporation are relying thereon in connection with the purchase by the Underwriters of the Offered Shares, that:

     (a) the Selling Shareholder is duly incorporated or formed and validly existing under the laws of its jurisdiction of incorporation or formation;

     (b) the Selling Shareholder has the corporate power and authority to enter into and to perform its obligations under this Agreement;

     (c) all necessary corporate action has been taken by the Selling Shareholder to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby and this Agreement has been duly executed and delivered by the Selling Shareholder and constitutes a legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms;

     (d) the execution, delivery and performance of this Agreement by the Selling Shareholder and the sale and delivery at the Closing Time of the Offered Shares do not and will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination (if applicable) of and do not and will not materially conflict with or constitute a material default under:

          (i) any term or provision of the articles, by-laws or resolutions of the Selling Shareholder;

         (ii) any of the terms, conditions or provisions of any indenture, mortgage, note, contract, agreement, instrument, lease or other document to which the Selling Shareholder is a party or by which the Selling Shareholder is contractually bound and which materially affects or may reasonably be expected to materially affect the business, operations or financial condition of the Selling Shareholder; or

        (iii) any law, statute, rule or regulation applicable to the Selling Shareholder, or any judgement, order or decree of any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Selling Shareholder;

     (e) the Offered Shares are beneficially owned by the Selling Shareholder who has good and marketable title thereto, free and clear of all liens, charges, security interests and encumbrances of whatever nature and kind, and the Selling Shareholder has full legal right, power and authority to sell, assign and transfer the Offered Shares to the Underwriters without any consent of any person which has not been obtained;

     (f) the Offered Shares will be acquired by the Underwriters at the Closing Time free and clear of all liens, charges, security interests and encumbrances of whatsoever nature and kind created or permitted to exist by the Selling Shareholder;

     (g) no person, firm or corporation (except the Underwriters) has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase from the Selling Shareholder of any of the Offered Shares;

     (h) other than as may be required under the Securities Laws, or as required to be obtained by the Corporation, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained;

     (i) the Selling Shareholder is not prompted to sell the Offered Shares by any information concerning the Corporation or any subsidiary of the Corporation which is required to be but is not set forth in the PREP Prospectuses; and

     (j) other than as permitted by applicable securities laws, the Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Canadian PREP Prospectus, the U.S. PREP Prospectus, the Canadian Prospectus, the U.S. Prospectus, the Registration Statement or any amendment thereto, or any other offering material in connection with the offering or sale of the Offered Shares;

6.2 The Corporation represents and warrants to the Underwriters and the Selling Shareholder, and acknowledges that the Underwriters and the Selling Shareholder are relying thereon in connection with the purchase by the Underwriters of the Offered Shares, that:

     (a) the Corporation is duly incorporated and validly existing under the laws of the Province of Alberta;

     (b) the Corporation has the corporate power and authority to carry on its business as described in the Prospectuses, to own its property and assets and to enter into and to perform its obligations under this Agreement;

     (c) all subsidiaries of the Corporation other than Kazakhstan Subsidiaries do not, individually or in the aggregate, constitute "significant subsidiaries" (as such term is defined under Rule 1-02 of Regulation S-X under the U.S. Exchange Act);

     (d) except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each subsidiary of the Corporation is duly incorporated or formed and validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has the corporate power or similar organizational power and authority to carry on its business and to own its property and assets as described in the PREP Prospectuses;

     (e) the authorized capital of the Corporation consists of an unlimited number of Common Shares and Class B redeemable preferred shares, of which 79,058,053 Common Shares are issued and outstanding as of the date hereof (after giving effect to recent normal course issuer bid purchases);

     (f) all of the issued and outstanding shares in the capital of the Corporation including the Offered Shares have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all Securities Laws;

     (g) all of the issued and outstanding shares in the capital of the Kazakhstan Subsidiaries, Valsera Holdings B.V., Hurricane Marketing Limited and CJSC Turgai Petroleum and all of the issued and outstanding partnership interests in the capital of Kazgermunai LLP have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Corporation in the approximate percentages disclosed in the Prospectuses, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

     (h) all necessary corporate action has been taken by the Corporation to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

     (i) the attributes of the Common Shares conform in all material respects with the description thereof contained in the PREP Prospectuses;

     (j) except other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Corporation and each of its subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and holds all licenses, registrations and qualifications in all jurisdictions in which it carries on business necessary to carry on its business as now conducted;

     (k) no person, firm or corporation has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription or issuance of any of the unissued shares or other securities of the Corporation other than pursuant to existing employee benefit, incentive or stock option plans of the Corporation and other than as disclosed in the PREP Prospectuses;

     (l) other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which the Corporation or any of its subsidiaries is a party;

     (m) the execution, delivery and performance of this Agreement by the Corporation and the sale and delivery at the Closing Time of the Offered Shares do not and will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination (if applicable) of and do not and will not conflict with or constitute a default under:

          (i) any term or provision of the articles, by-laws or resolutions of the Corporation or any of its subsidiaries;

         (ii) any of the terms, conditions or provisions of any indenture, mortgage, note, contract, agreement, instrument, lease or other document to which the Corporation or any of its subsidiaries is a party or by which the Corporation or any of its subsidiaries is contractually bound other than any such breaches, conflicts or defaults which could not reasonably be expected to have a Material Adverse Effect; or

        (iii) any law, statute, rule or regulation applicable to the Corporation or any of its subsidiaries, or any judgement, order or decree of any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Corporation or any of its subsidiaries other than any such breaches, conflicts or defaults which could not reasonably be expected to have a Material Adverse Effect;

     (n) other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has been no adverse change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets or liabilities (contingent or otherwise) of the Corporation and its subsidiaries considered as a whole or the capital of the Corporation since December 31, 2001;

     (o) the Financial Statements incorporated by reference in the PREP Prospectuses, together with the related schedules, if any, and notes, present fairly in all material respects the financial position of the Corporation and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations and retained earnings and cash flows of the Corporation and its consolidated subsidiaries for the periods specified; and such financial statements have been prepared in accordance with generally accepted accounting principles in Canada applied on a consistent basis throughout the periods involved and have been reconciled to generally accepted accounting principles in the United States in accordance with

          Item 18 of Form 20-F under the U.S. Exchange Act, and the selected consolidated financial data and the summary consolidated financial data included in the PREP Prospectuses present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the Financial Statements;

     (p) the description of the assets and liabilities of the Corporation and its subsidiaries (taken as a whole) set forth in the Financial Statements fairly presents in all material respects, in accordance with generally accepted accounting principles in Canada, the financial position and condition of the Corporation and its subsidiaries (taken as a whole) as at the dates thereof and reflects all material liabilities (absolute, accrued, contingent or otherwise) of the Corporation as at the dates thereof;

     (q) other than as disclosed in the PREP Prospectuses, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Corporation or its subsidiaries at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality which in any way could reasonably be expected to have a Material Adverse Effect, or which could prevent or restrict the distribution of the Offered Shares;

     (r) other than as disclosed in the PREP Prospectuses, since December 31, 2001, the Corporation has not incurred, assumed or suffered any liability (absolute, accrued, contingent or otherwise) or entered into any transaction which could reasonably be expected to have a Material Adverse Effect;

     (s) other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Corporation and its subsidiaries own or possess adequate and enforceable rights to use all trade marks, trade mark applications, trade names, service marks, copyrights, copyright applications, licences, know-how and other similar rights (collectively, the "Intangibles") necessary for the conduct of their business as now being conducted and as described in the PREP Prospectuses and the Registration Statement, and to the knowledge of the Corporation, exercising reasonable care, neither the Corporation nor any of its subsidiaries has infringed, is infringing, or has received any notice on infringement of, any Intangible of any other person;

     (t)  other  than as  disclosed  in the PREP  Prospectuses  or as could  not reasonably be expected to have a Material Adverse Effect, the Corporation and its subsidiaries have good and marketable title to, or leasehold interests in, all properties and assets, as described in the Prospectuses and the Registration Statement, owned by the Corporation and its subsidiaries, free and clear of all liens, charges, encumbrances or restrictions;

     (u) no holder of any security of the Corporation has the right which has not been waived to have any security owned by such holder included in the Registration

          Statement or any right to demand registration of any security owned by such holder;

     (v) the Corporation is not now, and will not as a result of the sale of the Offered Shares, be required to be registered as an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended and the rules and regulations of the SEC promulgated thereunder;

     (w) neither any Securities Commission, the SEC, the Toronto Stock Exchange, the New York Stock Exchange nor any similar regulatory authority has issued any order which is currently outstanding preventing or suspending trading in any securities of the Corporation and the Corporation is not in default of any material requirement of applicable Securities Laws;

     (x) the outstanding Common Shares, including the Offered Shares, are listed and posted for trading on the Toronto Stock Exchange, the New York Stock Exchange and the Frankfurt Stock Exchange

     (y) no labour dispute with the employees of the Corporation or any subsidiary exists or, to the knowledge of the Corporation, is imminent, and the Corporation is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in any such case, could reasonably be expected to have a Material Adverse Effect;

     (z) other than as may be required under the Securities Laws, or as required to be obtained by the Selling Shareholder, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Corporation of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained;

     (aa) except in each case as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

          (i) the Corporation and its subsidiaries possess such permits, certificates, licences, approvals, consents and other authorizations (collectively, the "Governmental Licenses") issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them;

         (ii) the Corporation and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses;

        (iii) all such Governmental Licenses are valid and in full force and effect; and

         (iv) no revocation or limitation of any of such Governmental Licenses is pending or threatened and none of the Corporation and its subsidiaries is in default or violation of any thereof, and the sale and delivery of the Offered Shares does not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any of such Governmental Licenses;

     (bb) other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

          (i) neither the Corporation nor any of its subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, waste, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws");

         (ii) the Corporation and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with the requirements thereunder;

        (iii) there are no pending or, to the knowledge of the Corporation, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or proceedings relating to any
               Environmental Laws against the Corporation or any of its subsidiaries; and

         (iv) there are no events or circumstances that might reasonably be expected to form the basis of any order for clean up or remediation, or an action, suite or proceeding by any private party or governmental body or agency, against or affecting the Corporation or any of its subsidiaries relating to Hazardous Material or any Environmental Laws;

     (cc) other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Corporation and its subsidiaries have filed all necessary federal, state, provincial, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties or any transactions to which they are a party, and there is no tax deficiency that has been, or is likely to be, asserted against the Corporation or any of its subsidiaries or any of their properties or assets; and

     (dd) other than as disclosed in the PREP Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Corporation and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they engage or propose to engage, and the Corporation and its subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers as may be necessary to continue their business at a similar cost to that of their existing coverage.

7.   Closing

7.1 The closing of the purchase and sale of the Offered Shares shall be completed at the Closing Time on the Closing Date at the offices of the Corporation's Canadian counsel, Davies Ward Phillips & Vineberg LLP, in Toronto, or at such other place as the Selling Shareholder, the Corporation and the Underwriters may agree to in writing.

7.2 The closing of the purchase and sale of any Option Shares shall be completed at the Closing Time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, nor less than three nor more than five business days after the giving of the notice hereinafter referred to (provided that if the Option Closing Date is the same as the Closing Date, such notice may be given not less than two business days prior to the Option Closing Date), as shall be specified in a written notice from CIBC World Markets Inc., on behalf of the Underwriters, to the Selling Shareholder (with a copy to the Corporation) of the Underwriters' determination to purchase that number of Option Shares specified in such notice. The closing of the purchase and sale of any Option Shares shall be completed at the offices of the Corporation's Canadian counsel, Davies Ward Phillips & Vineberg LLP, in Toronto, or at such other place as the Selling Shareholder, the Corporation and the Underwriters may agree to in writing. If the Over-Allotment Option is exercised, all of the provisions of this Agreement relating to the purchase by the Underwriters of the Firm Shares shall apply mutatis mutandis in relation to the purchase by the Underwriters of any Option Shares at the Closing Time on the Option Closing Date.

7.3 At the Closing Time, the Selling Shareholder shall deliver evidence satisfactory to the Underwriters of the book entry transfer of the Firm Shares to the Underwriters through the facilities of the Canadian Depositary for Securities Limited, against payment by the Underwriters to the Selling Shareholder (or as the Selling Shareholder may direct) of the aggregate purchase price for the Firm Shares, net of the Underwriting Fee, by certified cheque or bank draft. Payment of such net aggregate purchase price shall be made in U.S. funds, based on the U.S. dollar equivalent of the purchase price and Underwriting Fee being US$8.90 and US$0.445, respectively, per Offered Share.

8.   Closing Conditions

8.1 The obligations of the Underwriters to purchase the Offered Shares are conditional upon and subject to the Underwriters receiving at the Closing
     Time:

     (a) a certificate of the Selling Shareholder dated the Closing Date, addressed to the Underwriters and the Corporation and signed by the Chief Executive Officer of the Selling Shareholder or such other officer or director of the Selling Shareholder acceptable to the Underwriters, acting reasonably, certifying that:

          (i) the Selling Shareholder has complied in all material respects with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Time, other than those which may have been waived by the Underwriters; and

         (ii) the representations and warranties of the Selling Shareholder contained herein are true and correct as of the Closing Time, with the same force and effect as if made at such time before giving effect to the transactions contemplated hereby;

     (b) a certificate of the Corporation dated the Closing Date, addressed to the Underwriters and the Selling Shareholder and signed by the Chief Executive Officer and the Chief Financial Officer of the Corporation or such other senior officers of the Corporation acceptable to the Underwriters, acting reasonably, certifying that:

          (i) the Corporation has complied in all material respects with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Time, other than those which may have been waived by the Underwriters;

         (ii) except as disclosed in the Prospectuses, the Registration Statement or any amendment thereto, or any Prospectus Amendment, there has been no material and adverse change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets or liabilities (contingent or otherwise) of the Corporation and its subsidiaries considered as a whole or the capital of the Corporation since December 31, 2001;

        (iii) the representations and warranties of the Corporation contained herein are true and correct as at the Closing Time, with the same force and effect as if made at and as of the Closing Time; and

         (iv) no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Offered Shares or any other securities of the Corporation has been issued by any stock exchange, securities authority or other regulatory authority and is continuing in effect and no proceedings for such have been instituted and are continuing or are pending or, to the knowledge of such officers, contemplated or threatened and no stop order suspending the effectiveness of the Registration Statement has been issued under the U.S. Securities Act or proceedings therefore initiated or, to the knowledge of such officers, threatened by the SEC;

     (c) an opinion of Fraser Milner Casgrain LLP, Canadian counsel to the Selling Shareholder, addressed to the Underwriters and their counsel and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares, including that:

          (i) this Agreement constitutes a legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms;

         (ii) all necessary documents have been filed, all necessary proceedings have been taken and all necessary legal requirements have been fulfilled by or under applicable laws of the provinces of Canada to qualify the Offered Shares for sale to the public in each of the provinces of Canada through registrants registered under the applicable laws of each province of Canada who have complied with the relevant provisions of such applicable laws;

        (iii) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in Canada is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained; and

         (iv) except as disclosed in the Prospectuses, to such counsel's knowledge, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Selling Shareholder at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality in Canada which affect or may affect the distribution of the Offered Shares;

     (d) an opinion of Promes Van Doorne, Dutch counsel to the Selling Shareholder, addressed to the Underwriters and their counsel and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request, including that:

          (i) the Selling Shareholder is duly incorporated and validly existing under Netherlands Antilles law;

         (ii) the Selling Shareholder has the corporate power and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein;

        (iii) all necessary corporate action has been taken by the Selling Shareholder to authorize the execution of this Agreement and the performance of its obligations hereunder;

         (iv) this Agreement has been duly executed for and on behalf of the Selling Shareholder and constitutes a valid and legally binding obligation of the Selling Shareholder enforceable in accordance with its terms and would be so treated by the Netherlands Antilles courts;

          (v) this Agreement is in proper form for its enforcement in the Netherlands Antilles courts;

         (vi) it is not necessary in order to ensure the validity, enforceability or admissibility in evidence of this Agreement, the Prospectuses or the Registration Statement (collectively the "Documents") against the Selling Shareholder in the Netherlands Antilles courts, that any of the Documents or any other documents in connection therewith be filed, registered or recorded with governmental, judicial or public bodies or authorities in the Netherlands Antilles or that any other action be taken in the Netherlands Antilles;

        (vii) the execution by the Selling Shareholder of this Agreement, the performance by the Selling Shareholder of its obligations hereunder, and the consummation of the transactions contemplated herein do not conflict with or result in a violation of:

               (A) any provision of the articles or by-laws of the Selling Shareholder; or

               (B) any existing provision of, or rule or regulation under, Netherlands Antilles law, applicable to the Selling Shareholder or, to the best of such counsel's knowledge, any judgement, order or decree of any Netherlands Antilles government, governmental, regulatory, or administrative agency, authority, commission or instrumentality or court;

       (viii) no authorizations, approvals, consents, licenses, exemptions from or filings with any governmental, judicial or public bodies or authorities in the Netherlands Antilles are required for the execution of this Agreement by the Selling Shareholder and the performance by the Selling Shareholder of its obligations hereunder;

         (ix) the choice of the laws of the Province of Ontario and the federal laws of Canada to govern this Agreement is a valid choice of law and such laws would accordingly be applied by the Netherlands Antilles courts if this Agreement and/or any claim hereunder comes under their jurisdiction upon proper proof of the relevant provisions of such laws;

          (x) except as disclosed in the Prospectuses, to such counsel's knowledge, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Selling Shareholder at law before or by any Netherlands Antilles governmental department, commission, board, bureau, agency or instrumentality which affect or may affect the distribution of the Offered Shares;

     (e) an opinion of White & Case LLP, U.S. counsel to the Selling Shareholder, addressed to the Underwriters and their counsel and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares, including that:

          (i) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any U.S. federal or New York state court or governmental authority or agency of the United States is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained or such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Offered Shares by the Underwriters in the United States;

         (ii) such counsel does not know of any amendment to the Registration Statement relating to the Selling Shareholder required to be filed or of any documents relating to the Selling Shareholder of the character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the U.S. Prospectus that are not filed or described as required by Form F-10 under the U.S. Securities Act and the rules and regulations thereunder applicable thereto;

        (iii) the Registration Statement and the U.S. Prospectus (excluding the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which such counsel need not express any opinion), as of their respective effective or issue dates, appear on their face to be appropriately responsive in all material respects with the requirements of the U.S. Securities Act and the applicable rules and regulations of the SEC thereunder;

         (iv) under the laws of the State of New York relating to submission to personal jurisdiction, the Selling Shareholder has, pursuant to
               Section 19 of the

               Agreement, validly appointed CT Corporation as its authorized agent for the purposes described in Section 19 of the Agreement; and

          (v) except as disclosed in the Prospectuses, to such counsel's knowledge, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Selling Shareholder at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality in the United States which affect or may affect the distribution of the Offered Shares;

     (f) an opinion of Davies Ward Phillips & Vineberg LLP, Canadian counsel to the Corporation, addressed to the Underwriters and their counsel and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares and the Corporation, including that:

          (i) the Corporation is a valid and subsisting corporation under the laws of the Province of Alberta;

         (ii) the Corporation has the corporate power and authority to carry on its business as described in the Prospectuses, to own its property and assets and to enter into and to perform its obligations under this Agreement;

        (iii)  the  authorized  capital  of  the  Corporation   consists  of  an
               unlimited   number  of  Common  Shares  and  Class  B  redeemable
               preferred shares;

         (iv) all necessary corporate action has been taken by the Corporation to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

          (v)  the  attributes  of the Common  Shares  conform  in all  material
               respects   with  the   description   thereof   contained  in  the
               Prospectus;

         (vi) the Corporation is a "reporting issuer" under the securities legislation of the Province of Alberta and is not on the list of defaulting issuers maintained under such legislation (which opinion may given in reliance upon a certificate of the Alberta Securities Commission);

        (vii) the Offered Shares sold at the Closing Time are validly issued and outstanding as fully paid and non-assessable shares of the Corporation;

       (viii) the Canadian PREP Prospectus, the Canadian Prospectus and any Supplementary Material, as of their respective dates (excluding the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of Canadian Securities Laws, provided that, in connection only with the opinion given in this paragraph, such counsel need not be required to verify or pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference in the Canadian PREP Prospectus, the Canadian Prospectus or any Supplementary Material;

         (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Corporation of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained;

          (x) all necessary documents have been filed, all necessary proceedings have been taken and all necessary legal requirements have been fulfilled by or under applicable laws of the provinces of Canada to qualify the Offered Shares for sale to the public in each of the provinces of Canada through registrants registered under the applicable laws of each province of Canada who have complied with the relevant provisions of such applicable laws;

         (xi) the execution, delivery and performance of this Agreement by the Corporation and the sale and delivery at the Closing Time of the Offered Shares do not and will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination (if applicable) of and do not and will not materially conflict with or constitute a material default under:

               (A)  any  term  or   provision  of  the   articles,   by-laws  or
                    resolutions of the Corporation; or

               (B) any law, statute, rule or regulation of Canada or the Province of Ontario applicable to the Corporation or any of its subsidiaries, or to the knowledge of such counsel, any judgement, order or decree of any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over, the Corporation or any of its subsidiaries;

        (xii) such counsel confirms as its opinion the statements set forth in each of the Prospectuses under the heading "Canadian Federal Income Tax Considerations";

       (xiii) the Offered Shares are qualified investments for a trust governed by registered retirement savings plans, registered retirement income funds, registered education savings plans and deferred profit sharing plans (collectively, "Plans") under the Income Tax Act (Canada) and the regulations thereunder, and are not "foreign property" for the purposes of the tax imposed under
               Part XI of the Income Tax Act (Canada) on Plans (other than registered education savings plans) and certain other tax exempt entities;

        (xiv)  the statements made in the  Registration  Statement under Part II
               - Information Not Required To Be Delivered To Offerees or Purchasers - Indemnification of Directors and Officers, to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed in all material respects.

          and additionally stating that such counsel has participated in conferences with officers and other representatives of and Canadian and United States counsel for the Selling Shareholder, officers and other representatives and United States counsel for the Corporation, representatives of and Canadian and United States counsel for the Underwriters, and representatives of the independent chartered accountants of the Corporation, at which conferences the contents of the Canadian Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Canadian Prospectus (including the documents incorporated by reference therein) and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to their attention which have led them to believe that the Canadian Prospectus (including the documents incorporated by reference therein but other than financial statements and other financial data and the information derived from the reports of McDaniel & Associates Consultants Ltd. contained in or incorporated by reference in the Canadian Prospectus, to which such counsel need express no opinion) or any Supplementary Material, at the time it was filed with the Securities Commissions and as of the Closing Time, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (g) an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special United States counsel to the Corporation, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters acting reasonably, to the effect that:

          (i) the statements made in the Prospectuses under the heading "United States Federal Income Tax Considerations", to the extent they constitute summaries of United States federal statute and rules and regulations, and legal conclusions with respect thereto, have been reviewed by such counsel and fairly summarize the matters described under that heading in all material respects;

         (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any governmental authority which has not been obtained, taken or made (other than as required by any state securities laws, as to which such counsel need express no opinion) is required under any applicable law for the issuance or sale of the Offered Shares or the performance by the Corporation of its obligations hereunder (for the purposes of such opinion, "governmental authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York or the United States of America; and "applicable law" means those laws, rules and regulations of the United States of America and the State of New York, in each case which, in such counsel's experience, are normally applicable to the transactions of the type contemplated hereunder);

        (iii) the Registration Statement and the U.S. Prospectus, as of their respective effective or issue dates and each amendment or supplement thereto (excluding the financial statements, financial statement schedules and other financial data included therein or omitted therefrom, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of Form F-10 under the U.S. Securities Act and the rules and regulations thereunder applicable thereto;

         (iv) the Form F-X was filed with the SEC prior to the effectiveness of the Registration Statement and, as of its date, appears to be appropriately responsive as to form in all material respects to the requirements of Form F-X under the U.S. Securities Laws;

          (v) the Corporation is not and, after giving effect to the offering and sale of the Offered Shares, will not be required to be registered as an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended; and

         (vi) under the laws of the State of New York relating to submission of personal jurisdiction, the Corporation has, pursuant to Section 19 of the Agreement, validly appointed CT Corporation as its authorized agent for the purposes described in Section 19 of the Agreement;

          and additionally stating that (1) any required filing of the U.S. Prospectus has been made in the manner and within the time period required by General Instruction II.L. of Form F-10, (2) the Registration Statement is effective under the U.S. Securities Act and, to the best of the knowledge of such counsel, and based upon, among other things, the oral advice of the SEC, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated under the U.S. Securities Act, (3) such counsel has participated in conferences with officers and other representatives of and Canadian and United

          States  counsel  for  the  Selling  Shareholder,  officers  and  other representatives of and Canadian counsel for the Corporation, representatives of and Canadian and United States counsel for the Underwriters, and representatives of the independent chartered accountants of the Corporation, at which conferences the contents of the Registration Statement and the U.S. Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the U.S. Prospectus (including the documents incorporated by reference therein), except as set forth in paragraph (i) above, and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to their attention which have led them to believe that the Registration Statement (including the documents incorporated by reference therein but other than financial statements, financial statement schedules and other financial data and the information derived from the reports of McDaniel & Associates Consultants Ltd. contained in or incorporated by reference in the Registration Statement, to which such counsel need express no opinion), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the U.S. Prospectus (including the documents incorporated by reference therein but other than financial statements, financial statement schedules and other financial data and the information derived from the reports of McDaniel & Associates Consultants Ltd. contained in or incorporated by reference in the U.S. Prospectus, to which such counsel need express no opinion), as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading, and (4) such counsel does not know of any amendment to the Registration Statement required to be filed or of any document which is required to be filed as an exhibit to the Registration Statement which has not been filed as required by Form F-10 under the U.S. Securities Laws;

     (h) an opinion of Bracewell & Patterson LLP, special Kazakhstan counsel to the Corporation, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request, including that:

          (i) the descriptions contained in the Prospectuses (not including the documents incorporated by reference therein) of the Kazakhstan statutes, regulations, orders, governmental franchises and licenses and legal or governmental proceedings with respect to the Corporation and its subsidiaries taken as a whole are accurate and fairly summarize in all material respects such statutes, regulations, orders, franchises, licenses and proceedings;

         (ii) each of the Kazakhstan Subsidiaries has been duly established and registered under the laws of Kazakhstan and has the power and authority to conduct the operations which it conducts as described in the Prospectuses and to own its property and assets as described therein;

        (iii) all of the issued and outstanding shares representing the charter capital of each of the Kazakhstan Subsidiaries have been duly authorized and validly issued and all such shares that are owned by the Corporation, directly or through subsidiaries, are, to such counsel's knowledge after due inquiry, free and clear of any security interest, lien, pledge or any other encumbrance;

         (iv) the execution, delivery and performance of this Agreement by the Corporation will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination, if applicable, of, and do not and will not conflict in any material respect with, or constitute a material default under (i) any term or provision of the foundation documents of any of the Kazakhstan Subsidiaries; (ii) any term, condition or provision of any material contract, agreement, instrument or other documents to which any of the Kazakhstan Subsidiaries is a party and in connection with which we were retained to perform substantive legal services; or (iii) any law or other normative act of Kazakhstan applicable to, or any judgment or order of court of Kazakhstan against, any of the Kazakhstan Subsidiaries;

          (v) to such counsel's knowledge after due inquiry, except as disclosed in the Prospectuses, there are no threatened legal or governmental proceedings under the laws of Kazakhstan against any of the Kazakhstan Subsidiaries which have had or may reasonably be expected to have a Material Adverse Effect, or which preclude, or if initiated would preclude, the distribution of the Offered Shares as contemplated by this Agreement;

         (vi)  to  such  counsel's  knowledge  after  due  inquiry,   except  as
               disclosed in the Prospectuses or as otherwise would not individually or in the aggregate have a Material Adverse Effect, no default exists in the performance or observance of any material obligation, covenant or condition contained in any material agreement or instrument to which any of the Kazakhstan Subsidiaries, jointly or severally, is a party;

        (vii)  to  such  counsel's  knowledge  after  due  inquiry,   except  as
               disclosed in the Prospectuses or as otherwise would not individually or in the aggregate have a Material Adverse Effect, each of the Kazakhstan Subsidiaries, possess or has applied for all Governmental Licenses and authorizations as are necessary to conduct the operations which it now conducts as described in the Prospectuses; and

       (viii) to such counsel's knowledge after due inquiry, except as disclosed in the Prospectuses or as otherwise would not individually or in the aggregate have a Material Adverse Effect, no revocation or limitation of any of the Governmental Licenses held by any of the Kazakhstan Subsidiaries is pending or threatened, and none of the Kazakhstan Subsidiaries is in default or violation of any such Governmental License, and the authorization, issuance and delivery of the Offered Shares does not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any such Governmental License;

     (i) an opinion of Macleod Dixon LLP, Canadian counsel to the Underwriters, dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares;

     (j) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Underwriters, dated the Closing Date in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares;

     (k) an opinion of the Corporation's local counsel in Quebec, addressed to the Underwriters and dated the Closing Date, that the Corporation has complied with all laws of the Province of Quebec relating to the use of the French language in connection with the documents to be delivered to purchasers of the Offered Shares in the Province of Quebec;

     (l) a comfort letter of the Corporation's auditors, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, bringing the information contained in the comfort letter or letters of such auditors referred to in section 3.1(e) hereof forward to the Closing Time, which comfort letter shall be based on a review having a cut-off date not more than two business days prior to the Closing Date;

     (m) written confirmation that the NASD has not raised any objection with respect to the fairness and reasonableness of the terms and conditions of this Agreement; and

     (n) written confirmation from the Corporation's registrar and transfer agent of the number of Common Shares issued and outstanding as of the Closing Date.

     It is understood that counsel for the Underwriters may rely on the opinions of counsel for the Selling Shareholder as to matters which relate specifically to the Selling Shareholder and on the opinions of counsel for the Corporation as to matters which relate specifically to the Corporation, and that counsel for the Selling Shareholder, counsel for the Corporation and counsel for the Underwriters may rely upon the opinions of local counsel as to all matters not governed by the laws of the respective jurisdictions in which they are qualified to practice and may rely, to the extent appropriate in the circumstances, as to matters of fact on certificates of officers of the Selling Shareholder and the Corporation and of the Corporation's registrar and transfer agent.

8.2 The Underwriters' obligations under this Agreement are conditional upon and subject to the representations and warranties of the Selling Shareholder and the Corporation contained herein being true and correct in all material respects as at the Closing Time, with the same force and effect as if made at the Closing Time before giving effect to the transactions contemplated hereby, and the Selling Shareholder and the Corporation having complied in all material respects with all the covenants and having satisfied in all material respects all the terms and conditions of this Agreement on its respective part to be complied with and satisfied at or prior to the Closing Time, other than those which may have been waived by the Underwriters.

9.   Restriction on Further Issues or Sales

9.1 During the period commencing on the date hereof and ending on the day which is 90 days following the Closing Date, the Corporation shall not without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld):

     (a) issue any Common Shares or any securities convertible into or exchangeable for Common Shares, other than Common Shares or other securities issued in consideration for the acquisition of shares or assets of any business or pursuant to this Agreement or any employee benefit, incentive or stock option plans of the Corporation in existence at the date hereof;

     (b)  agree or become bound to do so; or

     (c)  publicly announce any intention to do so.

9.2 During the period commencing on the date hereof and ending on the day which is 90 days following the Closing Date, the Selling Shareholder shall not without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld):

     (a) sell any Common Shares owned or controlled by it, or any securities convertible into or exchangeable for such Common Shares, other than pursuant to this Agreement;

     (b)  agree or become bound to do so; or

     (c)  publicly announce any intention to do so.

10.  Indemnity

10.1 The Corporation covenants and agrees to protect and indemnify each of the Underwriters (which term, for the purpose of this section 10, shall be deemed to include affiliates of the Underwriters which are engaged in the offering and distribution of the Offered Shares), their respective directors, officers, employees and agents, each person who controls any Underwriter including without limitation each person who controls any Underwriter within the meaning of section 15 of the U.S. Securities Act or section 20 of the U.S. Exchange Act) against all losses (other than a loss of profits in connection with the distribution of the Offered Shares), claims, damages, liabilities, costs or expenses caused or incurred by reason of:

     (a) any information or statement in the Canadian Prospectus or any Prospectus Amendment (other than Corporation Excluded Matters) being or being alleged to be a misrepresentation or untrue, false or misleading;

     (b) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any amendment thereto (other than Corporation Excluded Matters), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (other than Corporation Excluded Matters), or any untrue statement or alleged untrue statement of a material fact in the U.S. Prospectus or any Prospectus Amendment (other than Corporation Excluded Matters) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than Corporation Excluded Matters);

     (c) any order made or inquiry, investigation or proceeding (formal or informal) commenced or threatened by any officer or official of any of the Securities Commissions or any other regulatory authority based upon the circumstances described in clauses (a) or (b) above which operates to prevent or restrict trading in or distribution of the Offered Shares in any of the provinces of Canada or in the United States;

     (d) the breach of any representations, warranties or covenants of the Corporation contained herein or delivered pursuant hereto; or

     (e)  the  non-compliance or alleged  non-compliance by the Corporation with any requirement of applicable Securities Laws in connection with the transactions contemplated herein, including, without limitation, non-compliance with any statutory requirement to make any document available for inspection.

10.2 The Selling Shareholder covenants and agrees to protect and indemnify each of the Underwriters, their respective directors, officers, employees and agents and each person who controls any Underwriter (including without limitation each person who controls any Underwriter within the meaning of section 15 of the U.S.  Securities  Act or Section 20 of the U.S.  Exchange
     Act) against all losses (other than a loss of profits in connection with the distribution of the Offered Shares), claims, damages, liabilities, costs or expenses caused or incurred by reason of:

     (a) any information or statement comprising Selling Shareholder Matters in the Canadian Prospectus or any Prospectus Amendment being or being alleged to be a misrepresentation or untrue, false or misleading;

     (b) in relation to Selling Shareholder Matters, any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any amendment thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact in the U.S. Prospectus or any Prospectus Amendment or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) any order made or inquiry, investigation or proceeding (formal or informal) commenced or threatened by any officer or official of any of the Securities Commissions or any other regulatory authority based upon the circumstances described in clauses (a) or (b) above which operates to prevent or restrict trading in or distribution of the Offered Shares in any of the provinces of Canada or in the United States;

     (d) the breach of any representations, warranties or covenants of the Selling Shareholder contained herein or delivered pursuant hereto; or

     (e)  the   non-compliance   or  alleged   non-compliance   by  the  Selling
          Shareholder with any requirement of applicable Securities Laws in connection with the transactions contemplated herein.

10.3 If any matter or thing contemplated by section 10.1 or 10.2 shall be asserted against any person or company referred to in those sections in respect of which indemnification is or might reasonably be considered to be provided or if any potential claim contemplated by section 10.1 or 10.2 shall come to the knowledge of any such person or company, such person or company (the "Indemnified Party") shall notify the party against whom such indemnity may be sought (the "Indemnifying Party") as soon as possible of the nature of such claim and the Indemnifying Party shall be entitled (but not required) to assume the defense of any suit brought to enforce such claim; provided, however, that the defense shall be through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no admission of liability and no settlement may be made by the Indemnifying Party or the Indemnified Party without the prior written consent of the other, such consent not to be unreasonably withheld. The fees and disbursements of counsel retained to assume the defense of any such suit in accordance with the foregoing shall be paid by the Indemnifying Party.

10.4 With respect to any such claim, the Indemnified Party shall have the right to retain additional counsel to act on his or its behalf provided the fees and disbursements of such additional counsel shall be paid by the Indemnified Party, unless:

     (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of the additional counsel; or

     (b) the named parties to any claim (including any added, third or impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised by his or its counsel that representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them;

     provided that in no event shall the Indemnifying Party be required to pay the fees and disbursements of more than one set of counsel for all the Indemnified Parties.

10.5 The rights of indemnity contained in this section 10 shall not enure to the benefit of any Indemnified Party if the Corporation has complied with the provisions of section 5.1 hereof and the person asserting any claim with respect to which indemnity is sought under this section 10 was not provided with a copy of the Prospectus Amendment which corrects any untrue statement or information, misrepresentation or omission which is the basis of such claim and which is required, under the Securities Laws, to be delivered to such person by the Underwriters or other Selling Firms.

10.6 The Corporation hereby waives its rights to recover contribution from any Indemnified Party with respect to any liability of the Corporation by reason of or arising out of any untrue statement or information, misrepresentation or omission contained in the Prospectuses or in any Supplementary Material; provided, however, that such waiver shall not apply in respect of liability caused or incurred by reason of or arising out of:

     (a) any untrue statement or information, misrepresentation or omission which is based upon or results from information or statements relating solely to the Underwriters; or

     (b) any failure by the Underwriters or other Selling Firms to provide to prospective purchasers of the Offered Shares any document which is required to be provided to such prospective purchasers and which, in the case of the Prospectuses or any Prospectus Amendment, the Corporation has provided to the Underwriters to forward to such prospective purchasers.

10.7 The Selling Shareholder hereby waives its rights to recover contribution from any Indemnified Party with respect to any liability of the Selling Shareholder by reason or arising out of any untrue statement or information, misrepresentation or omission relating to Selling Shareholder Matters contained in the Prospectuses or any Supplementary Material; provided, however, that such waiver shall not apply in respect of liability caused or incurred by reason of or arising out of any failure by the Underwriters or other Selling Firms to provide to prospective purchasers of the Offered Shares any document which is required to be provided to such prospective purchasers and which, in the case of the Prospectuses or any Prospectus Amendment, the Corporation has provided to the Underwriters to forward to such prospective purchasers.

10.8 The rights provided for in this section 10 shall be in addition to and not in derogation of any other right which the Underwriters may have by statute or otherwise at law.

11.  Contribution

11.1 If for any reason an indemnification provided for in section 10 is unavailable, in whole or in part, to an Indemnified Party in respect of any losses, claims, damages, liabilities, costs or expenses referred to in section 10, and subject to the restrictions and limitations referred to therein, the Indemnifying Party shall contribute to the amount paid or payable (or, if such indemnity is unavailable only in respect of a portion of the amount so paid or payable, such portion of the amount so paid or payable) by such Indemnified Party as a result of such losses (except for loss of profits in connection with the distribution of the Offered Shares), claims, damages, liabilities, costs or expenses:

     (a) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand from the distribution of the Offered Shares; or

     (b) if the allocation provided by section 11.1 (a) above is not permitted by applicable law or if it is otherwise not applicable, in such proportion as is appropriate to reflect not only the relative benefits referred to in section 11.1 (a) above but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statement, information, misrepresentation, omission, order, inquiry, investigation, proceeding or other matter or thing referred to in section 10 which resulted in such losses, claims, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations.

11.2 For purposes of this section 11, the relative benefits received by the Selling Shareholder or the Corporation on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the distribution of the Offered Shares (net of the fee payable to the Underwriters but before deducting expenses) received by the Selling Shareholder is to the Underwriting Fee received by the Underwriters. The relative fault of the Corporation or the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the statement, information, misrepresentation, omission, order, inquiry, investigation, proceeding or other matter or thing referred to in section 10 which resulted in such losses, claims, damages, liabilities, costs or expenses relates to information supplied by or steps or actions taken or done by or on behalf of the Underwriters and the relative intent, knowledge, access to information and opportunity to correct or prevent such statement, information, misrepresentation, omission, order, inquiry, investigation, proceeding or other matter or thing referred to in section 10. The amount paid or payable by an Indemnified Party as a result of such losses, claims, damages, liabilities, costs or expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, costs or expenses, whether or not resulting in any such action, suit, proceeding or claim.

12.  Expenses

12.1 Whether or not the transactions herein contemplated shall be completed, the Selling Shareholder shall pay all expenses of or incidental to the delivery and sale of the Offered Shares and of or incidental to all other matters in connection with the transactions herein set out, including, without limitation, (i) the cost of any institutional and retail roadshows, (ii) expenses payable in connection with the qualification of the Offered Shares for sale to the public, (iii) the fees and expenses of the Selling Shareholder's, the Corporation's and the Underwriters' counsel, (iv) all advertising expenses (other than the usual "tombstone" advertisement placed by the Underwriters), (v) all costs incurred in connection with the preparation, translation, printing and delivery of the Prospectuses and any Supplementary Material, including commercial copies thereof, (vi) the qualification of the Offered Shares under applicable securities laws of states designated pursuant to this Agreement in any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of the Underwriters' U.S. counsel in connection therewith and in connection with any blue sky survey and the registration of the Offered Shares under state blue sky securities laws, and (vii) the expenses of forming and managing banking and selling groups and the Underwriters' "out-of-pocket" expenses; provided, however, that the maximum amount for which the Selling Shareholder must reimburse the Underwriters (including for the fees and expenses of the Underwriters' counsel) is Cdn. $400,000 unless the transactions contemplated by this Agreement are not completed, in which case no such limitation shall apply.

13.  Conditions

13.1 All terms and conditions of this Agreement shall be construed as conditions, and any breach or failure to comply in all material respects with any such terms and conditions required to be complied with by the Corporation or the Selling Shareholder shall entitle the Underwriters, without limitation of any other remedies of the Underwriters, to terminate their obligations to purchase the Offered Shares by notice to that effect given to the Selling Shareholder at or prior to the Closing Time. It is understood that the Underwriters may waive, in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to the rights of the Underwriters in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing.

14.  Early Termination

14.1 Each Underwriter shall be entitled, at its option, to terminate its obligation to purchase the Offered Shares, if:

     (a) prior to the Closing Time, there should develop, occur or come into effect or existence any catastrophe, crisis or accident of national or international consequence, any law or regulation or any other event, action or occurrence of any nature whatsoever which, in the opinion of the Underwriter, acting reasonably, materially and adversely affects or may materially and adversely affect the marketability of the Offered Shares, by giving the Selling Shareholder written notice to that effect not later than the Closing Time;

     (b) any order or ruling is issued, any inquiry, investigation or other proceeding (whether formal or informal) in relation to the Selling Shareholder or the Corporation or their directors or officers is made, threatened or announced by any officer or official of any stock exchange, Securities Commission or other regulatory authority, or any law or regulation is promulgated or changed which, in the opinion of the Underwriter, acting reasonably, operates to prevent or restrict trading in or distribution of the Offered Shares or materially and adversely affects or may materially and adversely affect the marketability of the Offered Shares, by giving the Selling Shareholder written notice to that effect not later than the Closing Time; or

     (c)  there  shall  occur any  change or event  such as is  contemplated  by section 5.1 hereof which, in the opinion of the Underwriter, acting reasonably, materially and adversely affects or may materially and adversely affect the marketability of the Offered Shares, by giving the Selling Shareholder written notice to that effect not later than the Closing Time.

14.2 If the obligations of any Underwriter are terminated pursuant to section 14.1, there shall be no further liability on the part of such Underwriter or of the Corporation to the Underwriter except in respect of any liability which may have arisen or may thereafter arise under section 10, 11 or 12.

14.3 The right of the Underwriters to terminate their respective obligations under this Agreement is in addition to such other remedies as they may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement.

15.  Survival

15.1 All warranties, representations, covenants and agreements of the Selling Shareholder, the Corporation and the Underwriters herein contained or contained in documents submitted pursuant to this Agreement shall survive the purchase and sale of the Offered Shares and the termination of this Agreement and shall continue in full force and effect for the benefit of the Underwriters, the Selling Shareholder or the Corporation, as the case may be, regardless of any subsequent disposition of such shares or any investigation by or on behalf of the Underwriters with respect thereto.

16.  Stabilization

16.1 In connection with the distribution of the Offered Shares, the Underwriters and other Selling Firms may over-allot or effect transactions, in compliance with applicable Securities Laws, which stabilize or maintain the market price of the Common Shares at levels above those which might otherwise prevail in the open market. Such stabilizing transactions, if any, may be discontinued at any time.

17.  Participation

17.1 Subject to the terms and conditions hereof, the obligation of the Underwriters to purchase the Offered Shares shall be several and not joint. The percentage of the Offered Shares to be separately purchased and paid for by the Underwriters shall be as follows:

     CIBC World Markets Inc.                                        55%
     BMO Nesbitt Burns Inc.                                         45%
                                                             ----------
                                                                   100%

     If at the Closing Time either of the Underwriters fails to purchase its applicable percentage of the Offered Shares, the other Underwriter shall have the right, but shall not be obligated, to purchase all, but not less than all, of the Offered Shares which would otherwise have been purchased by the Underwriter which fails to purchase. In the event that such right is not exercised, the Underwriter which is able and willing to purchase shall be relieved of all obligations to the Selling Shareholder on submission to the Selling Shareholder of reasonable evidence of its ability and willingness to fulfil its obligations hereunder at the Closing Time. Nothing in this section shall oblige the Selling Shareholder to sell to any or all of the Underwriters less than all of the Offered Shares or shall relieve either of the Underwriters in default hereunder from liability to the Selling Shareholder.

18.  Notices

18.1 Any notice or other communication to be given hereunder shall be addressed as follows:

     if to the Selling Shareholder:

          Central Asian Industrial Holdings N.V.
          3rd Floor, Broughton House
          6 - 8 Sackville Street
          London  W1S 3DG
          United Kingdom

          Facsimile:        +7 3272 596 757
          Attention:        Askar Alshinbaev

     with copies to:

          Fraser Milner Casgrain LLP
          42nd Floor
          1 First Canadian Place
          Toronto, Ontario
          M5X 1B2

          Facsimile:  416-863-4592
          Attention:  Jeff Barnes

          White & Case LLP
          1155 Avenue of the Americas
          New York, New York
          10036

          Facsimile:  212-354-8113
          Attention:  Kevin Keogh

     if to the Corporation:

          Hurricane Hydrocarbons Ltd.
          31 Sheet Street
          Windsor
          Berkshire  SL4 1BY
          United Kingdom

          Facsimile:        44 (0) 1753 410020
          Attention:        Anthony R. Peart

     with copies to:

          Davies Ward Phillips & Vineberg LLP
          P.O. Box 63, Suite 4400
          1 First Canadian Place
          Toronto, Ontario  M5X 1B1

          Facsimile:        (416) 863-0871
          Attention:        Thomas Smee

          Paul, Weiss, Rifkind, Wharton & Garrison
          1285 Avenue of the Americas
          New York, NY  10019-6064

          Facsimile:        (212) 757-3990
          Attention:        Edwin S. Maynard

     if to the Underwriters, each of:

          CIBC World Markets Inc.
          9th Floor, Bankers Hall
          855 - 2nd Street S.W.
          Calgary, Alberta  T2P 4J7

          Facsimile:        (403) 260-0524
          Attention:        Arthur Korpach, Managing Director

          BMO Nesbitt Burns Inc.
          1400, 421 - 7th Avenue S.W.
          Calgary, Alberta
          T2P 4K9

          Facsimile:  (403) 515-1535
          Attention:  Brad Hurtubise, Executive Managing Director

     with copies to:

          Macleod Dixon LLP
          3700, 400 - 3rd Avenue S.W.
          Calgary, Alberta
          T2P 4H2

          Facsimile:        (403) 264-5973
          Attention:        Kevin E. Johnson

          Skadden, Arps, Slate, Meagher & Flom LLP
          200 Bay Street, Suite 1820
          Toronto, Ontario
          M5J 2J4

          Facsimile:        (416) 777-4747
          Attention:        Christopher W. Morgan

Any such notice or other communication shall be in writing, and unless delivered personally to a responsible officer of the addressee, shall be given by courier service or telecopy, and shall be deemed to have been received, if given by telecopy, on the day of sending (or the next business day following the sending if the sending is after 4:00 p.m. (Calgary time) or if the day of sending is not a business day) and, if given by courier service, on the next business day following the sending thereof.

19.  Agent for Service

By the execution and delivery of this Agreement, each of the Corporation and the Selling Shareholder (i) acknowledge that they have, by separate written instrument, irrevocably designated and appointed CT Corporation System (or any successor) (together with any successor, the "Agent for Service"), as their authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Offered Shares, that may be instituted in any federal or state court in the State of New York, or brought under U.S. Securities Laws, and acknowledges that the Agent for Service has accepted such designation, and (ii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Corporation or to the Selling Shareholder, as applicable, shall be deemed in every respect effective service of process upon the Corporation or the Selling Shareholder, as applicable, in any such suit or proceeding. Each of the Corporation and the Selling Shareholder further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Offered Shares shall be outstanding.

20.  Miscellaneous

20.1 The Corporation hereby consents, under the shareholders agreement between the Corporation and the Selling Shareholder dated March 31, 2000, to the sale of the Offered Shares by the Selling Shareholder pursuant to this Agreement.

20.2 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the Corporation and the Selling Shareholder irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to all matters arising out of this Agreement and the transactions contemplated herein.

20.3 Time shall be of the essence hereof.

20.4 This Agreement may be executed in any number of counterparts or facsimiles, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

20.5 All dollar amounts referred to in this Agreement are in Canadian funds, unless otherwise specified.

20.6 It is understood that this agreement shall supersede any written agreement between the Selling Shareholder and the Underwriters in respect of the distribution of the Offered Shares.

If the foregoing is in accordance with your understanding and is agreed to by you, please communicate your acceptance by executing this letter where indicated below and returning same to the Underwriters.

Yours very truly,

CIBC WORLD MARKETS INC.                  BMO NESBITT BURNS INC.


By: /s/ ART KORPACH                      By: /s/ BRAD HURTUBISE
   ---------------------------              -------------------------------

The foregoing is hereby accepted by us.

DATED this 12th day of December, 2002

CENTRAL ASIAN INDUSTRIAL HOLDINGS N.V.

By: /s/ ASKAR M. ALSHINBAEV
   ---------------------------

HURRICANE HYDROCARBONS LTD.

By: /s/ BERNARD ISAUTIER
   ---------------------------